UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MARSHALL FUNDS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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August 28, 2009

ADJOURNMENT OF ANNUAL MEETING OF SHAREHOLDERS

Marshall Funds, Inc.

Dear Valued Shareholder:

We need your help.  The 2009 annual meeting of shareholders of Marshall Funds, Inc. (the “Corporation”) with respect to the Marshall Short-Intermediate Bond Fund, the Marshall Large-Cap Growth Fund, the Marshall Prime Money Market Fund and the Marshall Government Money Market Fund (each a “Fund” and collectively the “Funds”) has been adjourned and will reconvene at the office of the Corporation, 111 E. Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin, 53202, on Monday, October 5, 2009, at 8:00 a.m. Central Time.  The meeting has been adjourned in order to provide additional time to obtain a quorum for those Funds.

We are writing to you because our records indicate that you are among the shareholders who have not yet cast their vote for the annual meeting for these Funds.  Please vote your proxy, no matter how many shares you own.  By voting your shares today, you will help us avoid another adjournment of this meeting and the associated costs.

At the August 5, 2009 meeting, the polls were closed on Proposal One set forth in the Corporation’s Proxy Statement dated July 9, 2009 (election of directors), which was approved by the requisite vote of shareholders of the Corporation.  The meeting was adjourned to October 5, 2009 for the Funds named above solely with respect to the second and third proposals, which are voted on separately by each investment portfolio of the Corporation.  While all three proposals are listed on the proxy card, the polls remain open only for Proposals Two and Three.

More information regarding the annual meeting can be found in the proxy statement, which was previously mailed to you.  Another copy of your proxy card is enclosed with this letter.  Please note that although your proxy card shows the original meeting date of August 5, 2009, the card is valid for the October 5, 2009 reconvened meeting.  If you need another copy of the proxy statement or have any proxy-related questions, please call 1-800-236-FUND (3863) for assistance.

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY CARD PROMPTLY, OR
VOTE YOUR PROXY BY TOLL-FREE TELEPHONE OR INTERNET.

Please take a moment now to cast your vote using one of the options listed below and on the proxy card:

To vote by Internet:
1) Read the Proxy Statement and have the proxy card at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone:
1) Read the Proxy Statement and have the proxy card at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail:
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

August 28, 2009

ADJOURNMENT OF ANNUAL MEETING OF SHAREHOLDERS

Marshall Funds, Inc.

Dear Valued Shareholder:

The 2009 annual meeting of shareholders of Marshall Funds, Inc. (the “Corporation”) has been adjourned with respect to the Marshall Short-Intermediate Bond Fund, the Marshall Large-Cap Growth Fund, the Marshall Prime Money Market Fund and the Marshall Government Money Market Fund (each a “Fund” and collectively the “Funds”), and will reconvene at the office of the Corporation, 111 E. Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin, 53202, on Monday, October 5, 2009, at 8:00 a.m. Central Time.  The meeting has been adjourned in order to provide additional time to obtain a quorum for those Funds.  Further, because of an error, certain shareholders holding the Funds did not receive notice of the annual meeting or proxy materials, including proxy cards, for one or more of the Funds.

We are writing to you because our records indicate that you are among the shareholders who may not have received proxy materials and a proxy card for one or more of the Funds.

At the August 5, 2009 meeting, the polls were closed on Proposal One set forth in the Corporation’s Proxy Statement dated July 9, 2009 (election of directors), which was approved by the requisite vote of shareholders of the Corporation.  The meeting was adjourned to October 5, 2009 for the Funds named above solely with respect to the second and third proposals, which are voted on separately by each investment portfolio of the Corporation.

By voting your shares today you will help us avoid another adjournment of this meeting and the associated costs.  The proxy materials are enclosed with this letter.  While all three proposals are discussed in the proxy materials, the polls remain open only on Proposals Two and Three. Please note that although your proxy card shows the original meeting date of August 5, 2009, the card is valid for the October 5, 2009 reconvened meeting.  If you have any proxy-related questions, please call 1-800-236-FUND (3863).

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY CARD PROMPTLY, OR
VOTE YOUR PROXY BY TOLL-FREE TELEPHONE OR INTERNET.

Please take a moment now to cast your vote using one of the options listed below and on the proxy card:

To vote by Internet:
1) Read the Proxy Statement and have the proxy card at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone:
1) Read the Proxy Statement and have the proxy card at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail:
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

FORM OF PROXY SOLICITATION PHONE SCRIPT

PURPOSE OF CALL:  TO CONTACT SHAREHOLDERS WHO WERE SENT PROXY INFORMATION, STATE THE IMPORTANCE OF VOTING, AND EMPHASIZE THAT THEIR BALLOT MUST BE RECEIVED BEFORE OCTOBER 5, 2009.

“Hello, [shareholder name].  This is [caller’s name].  I am calling on behalf of the Marshall Funds, Inc., regarding the upcoming October 5, 2009, reconvened shareholder meeting.  Do you have a moment?”

“As you may know, the Marshall Funds Annual Meeting was scheduled for August 5, 2009, but had to be adjourned until October 5, 2009, for the [Name(s) of relevant fund(s): the Marshall Short-Intermediate Bond Fund, the Marshall Large-Cap Growth Fund, the Marshall Prime Money Market Fund and the Marshall Government Money Market Fund.]”

1.  “Have you received the proxy materials regarding the shareholder meeting?”

If No:

(Confirm current address and check after the call whether the materials were recently sent or if you need to arrange to have a duplicate set of material mailed to the shareholder.)

“If you have any questions or need assistance once you receive the material, please call me at [caller’s phone number].”

If Yes: “Have you had a chance to review the materials?”

If No:

“Proposal One, the election of directors, was acted upon at the August 5 meeting and the slate of directors was elected; a quorum was present for that vote because all of the Marshall Funds vote together to elect directors.”

(Briefly explain the 2 proposals to be discussed at the meeting, and the Board’s recommendation for voting on the proposals.)  “The Board unanimously recommends a vote in favor of both proposals.”

“As described in the proxy materials, the primary purpose of Proposal Two is to modify each Fund’s fundamental investment limitation regarding lending to permit [Name(s) of relevant fund(s): the Marshall Short-Intermediate Bond Fund, the Marshall Large-Cap Growth Fund, the Marshall Prime Money Market Fund and the Marshall Government Money Market Fund] to participate in the Marshall Funds’ inter-fund lending program, in accordance with an order issued by the SEC.”

“Also as described in the proxy materials, Proposal Three would convert the investment objective of [Name(s) of relevant fund(s): [each of] the Marshall Short-Intermediate Bond Fund, the Marshall Large-Cap Growth Fund, the Marshall Prime Money Market Fund and the Marshall Government Money Market Fund] from fundamental to non-fundamental.”

(Suggest that the shareholder read through the materials, and vote by returning the proxy card in the envelope provided, or vote by phone or Internet)  “If you have any questions or need assistance please call me at [caller’s phone number].”

If Yes:   “Do you have any questions?

If No:

“Regardless of the size of your holdings, your vote is important.  Please take the time to vote by signing, dating, and returning your proxy card in the envelope provided; or by telephone or internet” (as described below.  Remind the shareholder that their vote must be received by the meeting date, October 5, 2009.  In order to avoid any delays, they should vote their proxy as soon as they have read the material. Thank the shareholder and end the call.)

If Yes:  (Answer questions using only the proxy solicitation materials.  After answering all questions, inform the shareholder that he/she may vote by signing, dating and mailing the proxy card in the envelope provided, or vote by phone or Internet.  Remind the shareholder that their vote must be received by the meeting date, October 5, 2009.  In order to avoid any delays, they should vote their proxy as soon as they have read the material. Thank the shareholder and end the call.)

[To vote by Internet:
1) Read the Proxy Statement and have the proxy card at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone:
1) Read the Proxy Statement and have the proxy card at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail:
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.]

FORM OF INSTRUCTIONS FOR LEAVING A MESSAGE
ON AN ANSWERING MACHINE

“Hello, this is [caller’s name].  I am calling on behalf of the Marshall Funds, Inc., in regard to its upcoming reconvened shareholder meeting on October 5, 2009.  Your vote is important.  At your earliest convenience please sign, date and mail the proxy card in the return envelope provided.  If you have not received your proxy materials, or have questions or need assistance, please call me at [caller’s phone number].  Thank you.”